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                                                                      EXHIBIT 24
                               POWER OF ATTORNEY
                               -----------------

  KNOW ALL MEN BY THESE PRESENTS, THAT each of the undersigned directors and officers of J. C. PENNEY COMPANY, INC., a Delaware corporation ("Company") , which will file with the Securities and Exchange Commission, Washington, D.C.("Commission"), (i) under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 (or any appropriate form then in effect) for the registration of the Company's debt securities (which may include debt securities, together with warrants or other rights to purchase or otherwise acquire debt securities), and (ii) under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the 52 weeks ended January 25, 1997, hereby constitutes and appoints W. J. Alcorn, R.
B. Cavanaugh, C. R. Lotter, and D. A. McKay, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power to each of them to act without the others, for him or her and in his or her name, place, and stead, in any and all capacities, to sign (x) said Registration Statement and Prospectus and Prospectus Supplements, which are about to be filed, and any and all subsequent amendments thereto (including, without limitation, any and all post-effective amendments thereto ("Registration Statement")), and (y) said Annual Report, which is about to be filed, and any and all subsequent amendments to said Annual Report ("Annual Report"), and to file said Registration Statement and Annual Report so signed, with all exhibits thereto, and any and all documents in connection therewith, and to appear before the Commission in connection with any matter relating to said Registration Statement and Annual Report and any subsequent amendments, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of the 12th day of March, 1997.



/s/ J. E. Oesterreicher                  /s/ W. B. Tygart
------------------------------           ---------------------------
Chairman of the Board and                W. B. Tygart
Chief Executive Officer (principal       President and Chief Operating
executive officer); Director             Officer; Director


/s/ D. A. McKay                          /s/ W. J. Alcorn
-----------------------------            ----------------------------
D. A. McKay                              W. J. Alcorn
Senior Vice President and                Vice President and Controller
Chief Financial Officer                  (principal accounting officer)
(principal financial officer)
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/s/ M. A. Burns                          /s/ C. H. Chandler
----------------------------             ---------------------------
M. A. Burns                              C. H. Chandler
Director                                 Director


/s/ V. E. Jordan, Jr.                    /s/ George Nigh
------------------------------           ---------------------------
V. E. Jordan, Jr.                        George Nigh
Director                                 Director


/s/ J. C. Pfeiffer                       /s/ A. W. Richards
------------------------------           ---------------------------
J. C. Pfeiffer                           A. W. Richards
Director                                 Director


/s/ C. S. Sanford, Jr.                   /s/ R. G. Turner
---------------------------              -----------------------------
C. S. Sanford, Jr.                       R. G. Turner
Director                                 Director


/s/ J. D. Williams
---------------------------
J. D. Williams
Director